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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated August 16, 2002 relating to the financial statements and financial statement schedules of ElkCorp, which appears in ElkCorp's Annual Report on Form 10-K for the year ended June 30, 2002.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas
April 16, 2003